Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13G jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Class A Ordinary Shares of VNET Group, Inc., beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of March 23, 2022.

Date:  March 23, 2022

Bold Ally (Cayman) Limited

/s/ Isatou Smith
By: Isatou Smith
Its: Authorized Signatory

CP5 Hold Co 2 Limited

/s/ Vishwanand Nursimloo
By: Vishwanand Nursimloo
Its: Authorized Signatory

CP5 Hold Co 1 Limited

/s/ Vishwanand Nursimloo
By: Vishwanand Nursimloo
Its: Authorized Signatory

SSG Capital Partners V, L.P.
By: SSG Capital Partners V GP, Ltd., its general partner

/s/ Isatou Smith
By: Isatou Smith
Its: Authorized Signatory

Ares SSG Capital Management Limited

/s/ Isatou Smith
By: Isatou Smith
Its: Authorized Signatory

Ares SSG Capital Holdings Limited

/s/ Eric Michel Joseph Vimont
By: Eric Michel Joseph Vimont
Its: Authorized Signatory

Ares SSG Holdings, L.P.
By: AS Holdings GP LLC, its general partner

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

AS Holdings GP LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

AS Holdings LP Ltd.
By: Ares Holdings L.P., its sole member
By: Ares Holdco LLC, its general partner

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Holdings L.P.
By: Ares Holdco LLC, its general partner

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Holdco LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management Corporation

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management GP LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Partners Holdco LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory